                                 AMENDMENT NO. 1
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated November 20, 1997, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, AIG Life Insurance Company, a Delaware life Insurance Company and AIG Equity Sales Corp., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                       SEPARATE ACCOUNTS
       FUNDS AVAILABLE UNDER           UTILIZING SOME OR      CONTRACTS FUNDED BY THE
           THE CONTRACTS               ALL OF THE FUNDS           SEPARATE ACCOUNTS
----------------------------------   --------------------   ----------------------------
AIM V.I. Capital Appreciation Fund   Variable Account I     X    Individual and Group
                                                                 Variable Annuities

AIM V.I. International Equity Fund   Variable Account II    X    Individual and Group
                                                                 Variable Life Insurance

AIM V.I. Value Fund                  Variable Account III

                                     Variable Account IV

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: October 11, 1999

                                        AIM VARIABLE INSURANCE FUNDS, INC.


Attest: /s/ Nancy L. Martin             By: /s/ Robert H. Graham
        -----------------------------       ------------------------------------
Name: Nancy L. Martin                   Name: Robert H. Graham
Title: Assistant Secretary              Title: President

(SEAL)


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

                                        AIG LIFE INSURANCE COMPANY


Attest: /s/ Elizabeth M. Tuck           By: /s/ Kenneth F. Judkowitz
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

(SEAL)


                                        AIG EQUITY SALES CORP.


Attest: /s/ Elizabeth M. Tuck           By: /s/ Kenneth F. Judkowitz
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

(SEAL)


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